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                                                                    EXHIBIT 23.2





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement filed on Form S-8 of our reports dated November 1, 1994 included in UniFirst Corporation's Form 10-K for the year ended August 27, 1994 and to all references to our Firm included in this Registration Statement.


                                                        /s/ Arthur Andersen LLP
                                                        -----------------------
                                                        ARTHUR ANDERSEN LLP





Boston, Massachusetts
June 30, 1995